Delaware
Investments(SM)
-----------------------------------
A member of Lincoln Financial Group(R)
                                                             Delaware Trend Fund





















Growth of Capital





[Growth of Capital Artwork]




                                               2 0 0 1  A N N U A L  R E P O R T

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------------

TABLE  OF  CONTENTS
-------------------

Letter to Shareholders        1

Portfolio Management
Review                        4

Performance Summary           6

Financial Statements

  Statement of Net Assets     7

  Statement of Operations     9

  Statements of Changes in
  Net Assets                 10

  Financial Highlights       11

  Notes to Financial
  Statements                 13

  Report of Independent
  Auditors                   16

A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o   We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o   We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $83 billion in assets as of June 30, 2001.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"WHILE WE DON'T EXPECT

THE SAME RATE OF

GROWTH THAT WE

EXPERIENCED IN THE LATE

1990s, OUR INVESTMENT

TEAMS HAVE BEGUN TO

STRATEGICALLY POSITION

DELAWARE STOCK

PORTFOLIOS WITH AN EYE

ON ECONOMIC RECOVERY."
--------------------------------------------------------------------------------

July 1, 2001

Recap of Events -- The fiscal year ended June 30, 2001 was a difficult one for stock investors. Last summer, the market was struggling to get back on its feet after a spring 2000 downturn. Since then, investors have seen only brief stretches of positive performance, coming last August and again in January and April of this year. Corporate earnings that started weakening last autumn continued to fall short of expectations during the first six months of 2001. With the economy slowing, the Federal Reserve has aggressively pared back interest rates in an effort to reinvigorate U.S. businesses.

While investors have abided the market's volatility this year, by mid-June, they had become increasingly focused on the direction of the economy. After all, six months ago, conventional Wall Street wisdom said that sunnier skies would be here by now. Analysts had predicted that by mid-year we would see a recovering economy and stock performance that bore no resemblance to the feeble market that investors suffered through in 2000.

Despite signs that the economy may be turning the corner, many investors seem to have gotten accustomed to pessimism. Some forecasters are calling for a more extended economic downturn, citing increased layoffs, plans for capital spending cuts by corporations, and the threat that any drop in consumer confidence would pose. They claim we are still "looking across a valley" to a recovery that is still several quarters away.

At Delaware, we subscribe more strongly to the belief that the U.S. can and will return to stronger growth during the second half of this year. While the economy's direction is always open for debate, we think that investors assessing the current environment would do well to view the glass as half full, remembering that patience truly is a virtue. For one, the effects of interest-rate cuts are known to be felt six to nine months after they occur, so the Fed's actions of last winter should just be kicking in. And the still-confident U.S. consumer will be seeing a $40 billion rebate on Federal taxes arriving by early September.

Total Return
For the period ended June 30, 2001                    One Year
-------------------------------------------------------------------------
Delaware Trend Fund -- Class A Shares                 -25.22%
-------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average (423 funds)       -25.45%
Russell 2000 Growth Index                             -23.25%
-------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper category represents the average returns of mid-capitalization mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

In the meantime, we believe leading economic indicators and economists currently support our opinion. The Wall Street Journal's mid-year survey of 54 renowned economists projected a 1.6% rate of annual growth for the U.S. economy during the third quarter of 2001, 2.7% in the fourth, and 3.0% in the first quarter of 2002. If such a scenario plays out, the U.S. economy is in recovery as you read this report.

While we don't expect the same rate of growth that we experienced in the late 1990s, our investment teams have begun to strategically position Delaware stock portfolios with an eye on economic recovery. Whether it be finding undervalued cyclical stocks, or implementing broad research themes vis-a-vis future economic expansion, our portfolio managers are right now gearing up for the road ahead.

In fact, we think our broad approach of seeking early-cycle recovery stocks often helped us during the second quarter, when market performance turned favorable for a brief period. We are reasonably optimistic that more of the same is on the horizon.

For the fiscal year ended June 30, 2001, the S&P 500 Index lost 14.82% and the Dow Jones Industrial Average gained just 2.21%. The Nasdaq Composite Index was led further down by many of the still-out-of-favor technology stocks in the index, and finished the same period with a drop of 45.51%.

Delaware Trend Fund finished the fiscal year ended June 30, 2001 with a return of -25.22% (Class A shares at net asset value with distributions reinvested). In a challenging period for growth investors, the Fund's return was generally in line with the Russell 2000 Growth Index, whose downturn during the same period was slightly less steep at -23.25%. The Fund's peer group, as measured by the Lipper Mid-Cap Growth Funds Average, lost 25.45% during the same period.

Market Outlook -- In our opinion, stocks are likely to remain volatile over the coming months, but the long-term stock investing environment is generally quite attractive.

We believe there are plenty of reasons for optimism. The Fed's monetary policy is quite accommodative for investors, and in our opinion an economic rebound is not far off. Generally, we believe stocks are trading at levels that create many investment opportunities.

Until corporate earnings begin to rebound, however, we remain cautious. We encourage investors to diversify and show discipline by adhering to a regular investment plan. We urge mutual fund investors to consult their financial advisors to review their portfolios, as stock market volatility often creates a need for rebalancing asset allocations.

On the pages that follow, your Fund's manager discusses performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.


Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
------------------------------------      -------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------



          Gerald S. Frey
Senior Portfolio Manager

           July 1, 2001


--------------------------------------------------------------------------------

The Fund's Results
The past fiscal year saw significant declines in stock prices, as many companies began to experience the impact of a slowing economy. Although most major indices posted negative returns for the period, growth stocks were hit particularly hard as investors reassessed their methods of valuing these stocks. During the year, the Nasdaq Composite Index experienced two of its four worst quarters of all time, and was down more than 45% for the period. The Russell 2000 Growth Index was down as well, having dropped 23.25%. Delaware Trend Fund also performed poorly during the period, returning -25.22% (Class A shares at net asset value with distributions reinvested). The Fund's return generally tracked its benchmark, the Russell 2000 Growth Index.

Portfolio Highlights
At the beginning of the fiscal year, technology-related stocks represented the largest weighting in both the portfolio and the benchmark, and were the biggest contributors to the period's negative returns. During the year, technology-related stocks in general fell out of favor with investors, and the average return for technology stocks in both the Fund and the Russell 2000 Growth Index was almost -50% for the year.

Stocks that had previously been the Fund's top performers were among the largest decliners during the recent fiscal year. Network Appliance, a provider of network storage devices, was down more than 80% during the year, after a 475% increase in fiscal year 2000. Similarly, Applied Micro Circuits, a provider of circuits for fiber-optic networks, was down 65% after a 380% increase in fiscal year 2000. Both companies' stocks declined as a result of the impact of reduced technology spending, and a corresponding decline in their respective growth rates.

Financial and consumer-oriented stocks were the best-performing issues during the period. Financial stocks were helped by the Federal Reserve's interest rate cuts, and occasionally by merger and acquisition activity. Doral Financial and Dime Bancorp are two stocks that benefited from each of these trends.

Insurance stocks also posted solid gains during the period, as the industry was able to implement price increases, particularly in the property and casualty markets. Among consumer stocks, Krispy Kreme Doughnuts was one of the Fund's top performers, as the company continued to successfully execute its growth plans.

Delaware Trend Fund
Top 10 Sectors
As of June 30, 2001

-----------------------------------
Banking, Finance & Insurance  14.0%
-----------------------------------
Leisure, Lodging &            11.5%
Entertainment
-----------------------------------
Technology/Software           10.1%
-----------------------------------
Healthcare & Pharmaceuticals  10.0%
-----------------------------------
Retail                         9.3%
-----------------------------------
Business Services              7.3%
-----------------------------------
Technology/Communications      6.8%
-----------------------------------
Cable, Media & Publishing      4.6%
-----------------------------------
Technology/Hardware            3.6%
-----------------------------------
Food, Beverage & Tobacco       3.3%
-----------------------------------


--------------------------------------------------------------------------------

Going forward, we have taken steps to reduce the overall risk of the portfolio by lessening some of our larger technology holdings, and replacing them with more defensive-oriented financial and consumer issues. Longer term, however, we feel that technology still offers substantial benefits and represents the greatest opportunity for sizable investment gains. Because of this, we will continue to hold technology stocks, focusing on companies that are industry leaders and should be the earliest beneficiaries of a change in market sentiment.

Outlook
As we enter the new fiscal year, the overall environment for growth stocks appears to be improving. A series of Federal Reserve interest-rate cuts may ultimately prove to be successful in preventing the recession that many were predicting in late 2000 and early 2001. Looking forward, we feel that the majority of the damage to growth stocks is behind us, but a return to prior year's substantial gains will not be immediate. We believe many companies will still feel the effects of the recent economic slowdown in the near term.

Delaware Trend Fund
Top 10 Holdings
As of June 30, 2001

Company                                     Percentage of Net Assets
---------------------------------------------------------------------
Henry (Jack) & Associates                              3.7%
---------------------------------------------------------------------
CEC Entertainment                                      3.4%
---------------------------------------------------------------------
Radian Group                                           2.8%
---------------------------------------------------------------------
Everest Re Group                                       2.4%
---------------------------------------------------------------------
CIMA Labs                                              2.4%
---------------------------------------------------------------------
Sonic                                                  2.3%
---------------------------------------------------------------------
PartnerRe                                              2.2%
---------------------------------------------------------------------
Mettler-Toledo International                           2.1%
---------------------------------------------------------------------
Peregrine Systems                                      2.0%
---------------------------------------------------------------------
Trimeris                                               2.0%
---------------------------------------------------------------------

FUND BASICS
-----------
As of June 30, 2001

Fund Objective
The Fund seeks capital appreciation by investing primarily in securities in emerging or other growth-oriented companies.

Total Fund Net Assets
$1.49 billion

Number of Holdings
72

Fund Start Date
October 3, 1968

Your Fund Management
Gerald S. Frey leads the Delaware Investments growth team. Prior to joining Delaware Investments in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management in New York. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University.

Nasdaq Symbols
Class A  DELTX
Class B  DERBX
Class C  DETCX

--------------------------------------------------------------------------------

DELAWARE TREND FUND PERFORMANCE
-------------------------------

Growth of a $10,000 Investment

June 30, 1991 through June 30, 2001

              Delaware Trend
              Fund - Class A      Russell 2000
                 Shares           Growth Index
30-Jun-91        $9,429             $10,000
30-Jun-92       $12,193             $10,845
30-Jun-93       $16,490             $13,062
30-Jun-94       $16,587             $13,178
30-Jun-95       $20,634             $16,580
30-Jun-96       $27,965             $20,973
30-Jun-97       $28,448             $21,938
30-Jun-98       $35,268             $24,834
30-Jun-99       $43,999             $26,896
30-Jun-00       $72,098             $34,532
30-Jun-01       $53,914             $26,501

Chart assumes $10,000 invested on June 30, 1991 and includes the effect of a 5.75% sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Russell 2000 Growth Index is an unmanaged index that generally tracks the performance of those stocks in the Russell 2000 Index that have high price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through June 30, 2001             Lifetime     10 Years   Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 10/3/68)
  Excluding Sales Charge          +10.26%      +19.05%    +14.03%      -25.22%
  Including Sales Charge          +10.06%      +18.35%    +12.68%      -29.53%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
  Excluding Sales Charge          +17.02%           --    +13.20%      -25.76%
  Including Sales Charge          +17.02%           --    +12.96%      -29.18%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge          +15.39%           --    +13.21%      -25.73%
  Including Sales Charge          +15.39%           --    +13.21%      -26.41%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended June 30, 2001 for Delaware Trend Fund's Institutional Class were +10.33%, +19.31%, +14.34%, and -25.00%, respectively. The
Institutional Class shares were first made available on November 23, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 23, 1992 for Delaware Trend Fund is based on Class A performance and was adjusted to eliminate sales charges, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class: DGTIX

Statement of Net Assets

DELAWARE TREND FUND
-------------------
                                                        Number of      Market
June 30, 2001                                           Shares         Value
--------------------------------------------------------------------------------
  Common Stock - 89.46%

  Banking, Finance & Insurance - 14.04%

  Cullen/Frost Bankers ..........................        478,800   $ 16,207,380
  Dime Bancorp ..................................        605,200     22,543,700
  Doral Financial ...............................        407,700     13,984,110
  Everest Re Group ..............................        476,400     35,634,720
 *GATX ..........................................        184,200      7,386,420
*+Markel ........................................         82,200     16,152,300
 *PartnerRe .....................................        599,300     33,201,220
  Radian Group ..................................      1,027,400     41,558,330
  Reinsurance Group of America ..................        266,100     10,085,190
 *Webster Financial .............................        398,100     13,049,718
                                                                   ------------
                                                                    209,803,088
                                                                   ------------
  Buildings & Materials - 1.91%
 *D.R. Horton ...................................        554,132     12,578,796
 *KB HOME .......................................        528,300     15,938,811
                                                                   ------------
                                                                     28,517,607
                                                                   ------------
  Business Services - 7.33%
*+BISYS Group ...................................        346,300     20,431,700
*+Corporate Executive Board .....................        676,500     28,413,000
 +Dycom Industries ..............................        422,550      9,689,072
*+eSpeed ........................................        975,024     21,450,528
 *Interpublic Group .............................        511,518     15,013,053
 +Resources Connection ..........................        205,200      5,302,368
 +Watson Wyatt & Company ........................        392,600      9,178,988
                                                                   ------------
                                                                    109,478,709
                                                                   ------------

  Cable, Media & Publishing - 4.60%
*+Getty Images ..................................        956,400     25,115,064
 +Hispanic Broadcasting .........................        223,200      6,403,608
*+Mediacom Communications .......................      1,178,900     20,819,374
*+Radio One .....................................        709,700     16,323,100
                                                                   ------------
                                                                     68,661,146
                                                                   ------------

  Consumer Services - 2.50%
*+Bright Horizons Family Solutions ..............        496,100     15,577,540
 +West ..........................................        986,500     21,712,865
                                                                   ------------
                                                                     37,290,405
                                                                   ------------
  Food, Beverage & Tobacco - 3.30%
 +American Italian Pasta ........................        469,000     21,761,600
*+Krispy Kreme Doughnuts ........................        686,900     27,476,000
                                                                   ------------
                                                                     49,237,600
                                                                   ------------
  Healthcare & Pharmaceuticals - 10.01%
*+CIMA Labs .....................................        450,700     35,379,950
 +Cubist Pharmaceuticals ........................        396,600     15,070,800
*+Esperion Therapeutics .........................        492,600      5,295,450
*+Exelixis ......................................        601,700     11,414,249
*+Inhale Therapeutic Systems ....................        621,400     14,292,200
*+Inspire Pharmaceuticals .......................        747,100     10,459,400
*+Neurocrine Biosciences ........................        700,700     28,020,993
*+Trimeris ......................................        589,800     29,531,286
                                                                   ------------
                                                                    149,464,328
                                                                   ------------

                                                        Number of      Market
                                                        Shares         Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Leisure, Lodging & Entertainment - 11.49%
*+California Pizza Kitchen ......................        226,019    $ 5,254,942
 +CEC Entertainment .............................      1,038,800     51,264,780
 +Extended Stay America .........................      1,241,000     18,615,000
 *Four Seasons Hotels ...........................        159,300      8,817,255
  Ruby Tuesday ..................................        853,300     14,591,430
*+Sonic .........................................      1,087,900     34,519,067
*+The Cheesecake Factory ........................        907,750     25,689,325
 +Westwood One ..................................        349,500     12,879,075
                                                                   ------------
                                                                    171,630,874
                                                                   ------------

  Miscellaneous - 2.69%
 +Mettler-Toledo International ..................        736,800     31,866,600
*+MSC Industrial Direct .........................        479,100      8,336,340
                                                                   ------------
                                                                     40,202,940
                                                                   ------------

  Retail - 9.33%
*+American Eagle Outfitters .....................        588,250     20,729,930
*+Cost Plus .....................................        788,375     23,651,250
*+Dollar Tree Stores ............................        985,875     27,446,760
 +Duane Reade ...................................        563,800     18,323,500
*+Linens 'n Things ..............................        356,100      9,728,652
 +Too ...........................................        636,300     17,434,620
*+Tweeter Home Entertainment Group ..............        625,100     22,066,030
                                                                   ------------
                                                                    139,380,742
                                                                   ------------

  Technology/Communications - 6.78%
*+Advanced Fibre Communications .................      1,118,100     23,480,100
 +Applied Micro Circuits ........................        655,600     11,276,320
*+Finisar .......................................        930,400     17,379,872
*+SBA Communications ............................        695,200     17,206,200
*+Tekelec .......................................        981,100     26,587,810
 +Western Multiplex .............................        781,200      5,366,844
                                                                   ------------
                                                                    101,297,146
                                                                   ------------

  Technology/Hardware - 3.58%
 +CoorsTek ......................................        248,100      9,303,750
 +Micrel ........................................        790,600     26,089,800
 +Network Appliance .............................        533,000      7,302,100
 +TranSwitch ....................................      1,008,100     10,837,075
                                                                   ------------
                                                                     53,532,725
                                                                   ------------

  Technology/Software - 10.08%
 +Extensity .....................................        293,700      2,966,370
  Henry (Jack) & Associates .....................      1,802,100     55,865,100
*+Manugistics Group .............................        308,300      7,738,330
*+NetIQ .........................................        362,100     11,330,109
*+Peregrine Systems .............................      1,036,100     30,046,900
*+VERITAS Software ..............................        266,900     17,756,857
*+Webex Communications ..........................        730,300     19,469,798
 +Webex Communications Restricted ...............        261,100      5,329,981
                                                                   ------------
                                                                    150,503,445
                                                                   ------------

                                                         Number of    Market
Delaware Trend Fund                                      Shares       Value
--------------------------------------------------------------------------------

 Common Stock (continued)
 Telecommunications - 0.48%
+Leap Wireless ..................................        236,100    $ 7,153,830
                                                                 --------------
                                                                      7,153,830
                                                                 --------------
 Textiles, Apparel & Furniture - 1.34%
+Coach ..........................................        526,400     20,029,520
                                                                 --------------
                                                                     20,029,520
                                                                 --------------
 Total Common Stock
  (cost $1,028,468,113) .........................                 1,336,184,105
                                                                 --------------

                                                      Principal
                                                      Amount
                                                      ---------
 Repurchase Agreements - 10.94%
 With BNP Paribas 3.96% 7/2/01
   (dated 6/29/01, collateralized
   by $44,360,000 U.S. Treasury Bills
   due 12/13/01, market
   value $43,635,226) ...........................    $42,673,000     42,673,000

 With Cantor Fitzgerald 3.96% 7/2/01
   (dated 6/29/01, collateralized by
   $12,716,000 U.S. Treasury Bills
   due 9/27/01, market value
   $12,605,422 and $9,848,000
   U.S. Treasury Bills due 11/8/01,
   market value $9,720,502 and
   $16,412,000 U.S. Treasury Bills due
   11/15/01, market value
   $16,196,218) .................................     37,749,000     37,749,000

 With J.P. Morgan Chase 3.96% 7/2/01
   (dated 6/29/01, collateralized by
   $44,908,000 U.S. Treasury Bills due
   9/6/01, market value $44,603,601) ............     43,528,000     43,528,000

 With UBS Warburg 3.96% 7/2/01
   (dated 6/29/01, collateralized
   by $40,544,000 U.S. Treasury Bills
   due 9/27/01, market value
   $40,192,451) .................................     39,391,000     39,391,000
                                                                 --------------
 Total Repurchase Agreements
   (cost $163,341,000) ..........................                   163,341,000
                                                                 --------------
 Total Market Value of Securities -
   100.40% (cost $1,191,809,113) ................                 1,499,525,105

 Liabilities Net of Receivables and
   Other Assets - (0.40%) .......................                    (5,957,887)
                                                                 --------------
 Net Assets Applicable to 78,416,636
   Shares Outstanding - 100.00% .................                $1,493,567,218
                                                                 ==============

--------------------------------------------------------------------------------
 Net Asset Value - Delaware Trend Fund
   Class A ($856,731,879 / 44,480,491 Shares) ...                        $19.26
                                                                         ------
 Net Asset Value - Delaware Trend Fund
   Class B ($247,230,443 / 13,799,664 Shares) ...                        $17.92
                                                                         ------
 Net Asset Value - Delaware Trend Fund
   Class C ($127,154,068 / 6,974,366 Shares) ....                        $18.23
                                                                         ------
 Net Asset Value - Delaware Trend Fund
   Institutional Class
   ($262,450,828 / 13,162,115 Shares) ...........                        $19.94
                                                                         ------

 Components of Net Assets at June 30, 2001:
 Shares of beneficial interest (unlimited
   authorization - no par) ......................                $1,393,385,426

 Accumulated net realized loss
   on investments ...............................                  (207,534,200)

 Net unrealized appreciation
   of investments ...............................                   307,715,992
                                                                 --------------
 Total net assets ...............................                $1,493,567,218
                                                                 ==============
*Security is partially or fully on loan.
+Non-income producing security for the year ended June 30, 2001.

 Net Asset Value and Offering Price per Share -
   Delaware Trend Fund
 Net asset value Class A (A) ....................                        $19.26

 Sales charge (5.75% of offering price,
   or 6.13% of amount invested
   per share) (B) ...............................                          1.18
                                                                         ------
 Offering price .................................                        $20.44
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Year Ended June 30, 2001                                                              Delaware Trend Fund
----------------------------------------------------------------------------------------------------------------
  Investment Income:
  Interest ...............................................................        $ 7,131,794
  Dividends ..............................................................          2,146,972
  Security lending income ................................................            473,737       $  9,752,503
                                                                                  -----------       ------------


  Expenses:
  Management fees ........................................................         10,356,392
  Distribution expenses ..................................................          5,893,213
  Dividend disbursing and transfer agent fees and expenses ...............          3,369,757
  Accounting and administration expenses .................................            620,610
  Registration fees ......................................................            426,180
  Reports and statements to shareholders .................................            344,651
  Custodian fees .........................................................            117,477
  Professional fees ......................................................            100,176
  Trustees' fees .........................................................             42,900
  Taxes (other than taxes on income) .....................................              3,140
  Other ..................................................................            274,036         21,548,532
                                                                                   ----------      -------------
  Less expenses paid indirectly ..........................................                               (74,314)
                                                                                                   -------------
  Total expenses .........................................................                            21,474,218
                                                                                                   -------------

  Net Investment Loss ....................................................                           (11,721,715)
                                                                                                   -------------



  Net Realized and Unrealized Loss on Investments:
  Net realized loss on investments .......................................                          (204,275,179)
  Net change in unrealized appreciation/depreciation of investments ......                          (239,116,971)
                                                                                                   -------------



  Net Realized and Unrealized Loss on Investments ........................                          (443,392,150)
                                                                                                   -------------


  Net Decrease in Net Assets Resulting from Operations ...................                         $(455,113,865)
                                                                                                   -------------


                             See accompanying notes

Statements of Changes in Net Assets

                                                                                            Delaware Trend Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                                         6/30/01           6/30/00
  Increase (Decrease) in Net Assets from Operations:
  Net investment loss ....................................................            $ (11,721,715)    $ (9,103,781)
  Net realized gain (loss) on investments ................................             (204,275,179)     190,915,137
  Net change in unrealized appreciation/depreciation of investments ......             (239,116,971)     289,916,704
                                                                                      ------------------------------
  Net increase (decrease) in net assets resulting from operations ........             (455,113,865)     471,728,060
                                                                                      ------------------------------


  Distributions to Shareholders from:
  Net realized gain on investments:
    Class A ..............................................................              (72,116,046)     (78,626,723)
    Class B ..............................................................              (20,379,237)     (15,755,215)
    Class C ..............................................................               (6,528,617)      (3,777,093)
    Institutional Class ..................................................              (20,671,748)     (13,226,766)
                                                                                     -------------------------------
                                                                                       (119,695,648)    (111,385,797)
                                                                                     -------------------------------

  Capital Share Transactions:
  Proceeds from shares sold:
    Class A ..............................................................              372,016,249      435,914,838
    Class B ..............................................................              138,685,706      111,700,059
    Class C ..............................................................              109,302,662       59,725,016
    Institutional Class ..................................................              203,490,823      203,103,443

  Net asset value of shares issued upon reinvestment of distributions:
    Class A ..............................................................               68,994,261       73,178,682
    Class B ..............................................................               19,062,402       14,182,715
    Class C ..............................................................                6,160,908        3,360,375
    Institutional Class ..................................................               20,640,315       13,226,020
                                                                                     -------------------------------
                                                                                        938,353,326      914,391,148
                                                                                     -------------------------------


  Cost of shares repurchased:
    Class A ..............................................................             (173,042,147)    (338,044,803)
    Class B ..............................................................              (43,822,370)     (29,371,107)
    Class C ..............................................................              (28,001,289)     (22,003,185)
    Institutional Class ..................................................             (112,122,384)     (73,953,502)
                                                                                     -------------------------------
                                                                                       (356,988,190)    (463,372,597)
                                                                                     -------------------------------
Increase in net assets derived from capital share transactions ...........              581,365,136      451,018,551
                                                                                     -------------------------------
Net Increase in Net Assets ...............................................                6,555,623      811,360,814

Net Assets:
Beginning of period ......................................................            1,487,011,595      675,650,781
                                                                                     -------------------------------
End of period ............................................................           $1,493,567,218   $1,487,011,595
                                                                                     -------------------------------


                             See accompanying notes
10

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Trend Fund Class A
----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                                 6/30/01    6/30/00       6/30/99        6/30/98      6/30/97
  Net asset value, beginning of period .......................  $27.800     $19.630       $18.550        $16.730      $18.160

  Income (loss) from investment operations:
    Net investment loss(1) ...................................   (0.146)     (0.188)       (0.140)        (0.126)      (0.075)
    Net realized and unrealized gain (loss) on investments ...   (6.279)     11.333         3.820          3.886        0.155
                                                                -------------------------------------------------------------
    Total from investment operations .........................   (6.425)     11.145         3.680          3.760        0.080
                                                                -------------------------------------------------------------

  Less distributions:
    Distributions from net realized gain on investments ......   (2.115)     (2.975)       (2.600)        (1.940)      (1.510)
                                                                -------------------------------------------------------------
    Total distributions ......................................   (2.115)     (2.975)       (2.600)        (1.940)      (1.510)
                                                                -------------------------------------------------------------

  Net asset value, end of period .............................  $19.260     $27.800       $19.630        $18.550      $16.730
                                                                ==============================================================


  Total return(2) ............................................  (25.22%)     63.86%        24.76%         23.97%        1.67%

  Ratios and supplemental data:
    Net assets, end of period (000 omitted) .................. $856,732    $922,398      $504,007       $469,152     $428,309
    Ratio of expenses to average net assets ..................    1.34%       1.29%         1.45%          1.34%        1.34%
    Ratio of net investment loss to average net assets .......   (0.68%)     (0.80%)       (0.87%)        (0.70%)      (0.47%)
    Portfolio turnover .......................................      50%         77%           86%           114%         115%


                                                                              Delaware Trend Fund Class B
------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period .......................  $26.180      $18.750       $17.960        $16.370      $17.920

  Income (loss) from investment operations:
    Net investment loss(1) ...................................   (0.283)      (0.348)       (0.248)        (0.252)      (0.189)
    Net realized and unrealized gain (loss) on investments ...   (5.862)      10.753         3.638          3.782        0.149
                                                                --------------------------------------------------------------
    Total from investment operations .........................   (6.145)      10.405         3.390          3.530       (0.040)
                                                                --------------------------------------------------------------
  Less distributions:
    Distributions from net realized gain on investments ......   (2.115)      (2.975)       (2.600)        (1.940)      (1.510)
                                                                --------------------------------------------------------------
    Total distributions ......................................   (2.115)      (2.975)       (2.600)        (1.940)      (1.510)
                                                                --------------------------------------------------------------

  Net asset value, end of period .............................  $17.920      $26.180       $18.750        $17.960      $16.370
                                                                ==============================================================


  Total return(2) ............................................  (25.76%)      62.74%        23.83%         23.09%        0.96%

  Ratios and supplemental data:
    Net assets, end of period (000 omitted) .................. $247,230     $231,856       $86,463        $71,470      $55,047
    Ratio of expenses to average net assets ..................    2.05%        2.01%         2.17%          2.09%        2.09%
    Ratio of net investment loss to average net assets .......   (1.39%)      (1.52%)       (1.59%)        (1.45%)      (1.25%)
    Portfolio turnover .......................................      50%          77%           86%           114%         115%

------------
(1)  Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Trend Fund Class C
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                                 6/30/01    6/30/00       6/30/99        6/30/98      6/30/97
Net asset value, beginning of period .........................  $26.600      $19.010       $18.170        $16.540      $18.090

Income (loss) from investment operations:
  Net investment loss(1) .....................................   (0.280)      (0.353)       (0.250)        (0.255)      (0.197)

  Net realized and unrealized gain (loss) on investments .....   (5.975)      10.918         3.690          3.825        0.157
                                                                --------------------------------------------------------------
  Total from investment operations ...........................   (6.255)      10.565         3.440          3.570       (0.040)
                                                                --------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments ........   (2.115)      (2.975)       (2.600)        (1.940)      (1.510)
                                                                --------------------------------------------------------------

  Total distributions ........................................   (2.115)      (2.975)       (2.600)        (1.940)      (1.510)
                                                                --------------------------------------------------------------


Net asset value, end of period ...............................  $18.230      $26.600       $19.010        $18.170      $16.540
                                                                ==============================================================


Total return(2) ..............................................  (25.73%)      62.72%        23.82%         23.09%        0.95%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................... $127,154      $74,924       $20,566        $14,259      $11,447

  Ratio of expenses to average net assets ....................    2.05%        2.01%         2.17%          2.09%        2.09%
  Ratio of net investment loss to average net assets .........   (1.39%)      (1.52%)       (1.59%)        (1.45%)      (1.28%)

  Portfolio turnover .........................................      50%          77%           86%           114%         115%


                                                                           Delaware Trend Fund Institutional Class
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................  $28.630      $20.080       $18.870        $16.950      $18.330

Income (loss) from investment operations:
  Net investment loss(1) .....................................   (0.084)      (0.121)       (0.095)        (0.082)      (0.034)

  Net realized and unrealized gain (loss) on investments .....   (6.491)      11.646         3.905          3.942        0.164
                                                                --------------------------------------------------------------

  Total from investment operations ...........................   (6.575)      11.525         3.810          3.860        0.130
                                                                --------------------------------------------------------------

Less distributions:
  Distributions from net realized gain on investments ........   (2.115)      (2.975)       (2.600)        (1.940)      (1.510)
                                                                --------------------------------------------------------------

  Total distributions ........................................   (2.115)      (2.975)       (2.600)        (1.940)      (1.510)
                                                                --------------------------------------------------------------

Net asset value, end of period ...............................  $19.940      $28.630       $20.080        $18.870      $16.950
                                                                ==============================================================


Total return(3) ..............................................  (25.00%)      64.37%        25.07%         24.35%        1.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................... $262,451     $257,834       $64,615        $61,275     $120,319

  Ratio of expenses to average net assets ....................    1.05%        1.01%         1.17%          1.09%        1.08%

  Ratio of net investment loss to average net assets .........   (0.39%)      (0.52%)       (0.59%)        (0.45%)      (0.21%)

  Portfolio turnover .........................................      50%          77%           86%           114%         115%

-----------------
(1) Per share information was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

June 30, 2001
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers five series, Delaware American Services Fund, Delaware Focused Growth Fund (formerly Delaware Large Cap Growth Fund), Delaware Research Fund, Delaware Technology and Innovation Fund, and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Trend Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front end sales charge of 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to provide capital appreciation by investing in securities of emerging and other growth-oriented companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class.
Distribution expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------
Repurchase Agreements -- The Fund, along with other members of the Delaware Investments Family of Funds, may invest in a pooled cash account. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $34,045 for the period ended June 30, 2001. In addition, the fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $40,269 for the period ended June 30, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued) administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A and 1.00% of the average daily net assets of Class B and Class C shares.

At June 30, 2001, the Fund had liabilities payable to affiliates as follows:

         Investment management fee payable to DMC                       $145,407
         Dividend disbursing, transfer agent fees,
           accounting and other expenses payable to DSC                  352,631
         Other expenses payable to DMC and affiliates                      4,968

For the year ended June 30, 2001, DDLP earned $323,925 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
During the year ended June 30, 2001, the Fund made purchases of $1,088,334,200 and sales of $676,585,945 of investment securities other than U.S. government securities and short-term cash investments.

At June 30, 2001, the cost of investments for federal income tax purposes was $1,203,778,930. At June 30, 2001 the net unrealized appreciation was $295,746,175 of which $392,037,247 related to unrealized appreciation of investments and $96,291,072 related to unrealized depreciation of investments. For federal income tax purposes, the Fund had accumulated capital losses as of June 30, 2001 of $5,459,537 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire in 2009.

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                              Year Ended
                                                        6/30/01        6/30/00
Shares sold:
  Class A .......................................     17,227,703     18,922,302
  Class B .......................................      6,517,733      4,790,455
  Class C .......................................      5,290,491      2,510,202
  Institutional Class ...........................      8,595,810      7,982,908

Shares issued upon reinvestment
  of distributions:
  Class A .......................................      2,601,518      3,685,443
  Class B .......................................        768,021        746,956
  Class C .......................................        243,996        173,136
  Institutional Class ...........................        753,571        638,948
                                                      ----------     ----------
                                                      41,998,843     39,450,350
                                                      ----------     ----------


Shares repurchased:
  Class A .......................................     (8,525,184)   (15,111,575)
  Class B .......................................     (2,342,157)    (1,291,904)
  Class C .......................................     (1,376,709)      (948,686)
  Institutional Class ...........................     (5,191,736)    (2,835,318)
                                                      ----------     ----------
                                                     (17,435,786)   (20,187,483)
                                                      ----------     ----------
Net increase ....................................     24,563,057     19,262,867
                                                      ==========     ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at June 30, 2001 or at any time during the fiscal year.

--------------------------------------------------------------------------------
6. Market and Credit Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds may lend its securities pursuant to a security lending agreement ("Lending Agreement") with J.P. Morgan Chase. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States and 105% of the market value of the securities issued outside the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at June 30, 2001 were $317,116,399 and $318,564,050, respectively.

--------------------------------------------------------------------------------
8. Tax Information
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2001, the Fund designates distributions paid during the year as follows:

     (A)                 (B)
  Long-Term           Ordinary               (C)
Capital Gains          Income               Total              (D)
Distributions       Distributions       Distributions       Qualifying
 (Tax Basis)         (Tax Basis)         (Tax Basis)       Dividends(1)
-------------       -------------       -------------      ------------
    100%                  --                 100%              --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

-----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds III -- Delaware Trend Fund

We have audited the accompanying statement of net assets of Delaware Trend Fund (the "Fund") as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Trend Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst & Young LLP
                                                         -----------------------

Philadelphia, Pennsylvania
August 6, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital                         International and Global       Tax-Exempt Income
  o Technology and Innovation               o Emerging Markets Fund        o National High-Yield
     Fund                                   o New Pacific Fund+               Municipal Bond Fund
  o American Services Fund                  o Overseas Equity Fund+        o Tax-Free USA Fund
  o Select Growth Fund                      o International Value          o Tax-Free Insured Fund
  o Trend Fund                                 Equity Fund***              o Tax-Free USA
  o Growth Opportunities Fund                                                 Intermediate Fund
  o Small Cap Value Fund                  Current Income                   o State Tax-Free Funds*
  o U.S. Growth Fund                        o Delchester Fund
  o Tax-Efficient Equity Fund+              o High-Yield                 Stability of Principal
  o Social Awareness Fund                      Opportunities Fund          o Cash Reserve Fund
  o Core Equity Fund**                      o Strategic Income Fund        o Tax-Free Money Fund
                                            o Corporate Bond Fund
Total Return                                o Extended Duration          Asset Allocation
  o Blue Chip Fund+                            Bond Fund                   o Foundation Funds
  o Devon Fund                              o American Government             Growth Portfolio
  o Growth and Income Fund                     Bond Fund                      Balanced Portfolio
  o Decatur Equity                          o U.S. Government                 Income Portfolio
      Income Fund                              Securities Fund+
  o REIT Fund                               o Limited-Term
  o Balanced Fund                              Government Fund


  * Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa+, Kansas+, Minnesota, Missouri, Montana+, New Jersey+, New Mexico+, New York, North Dakota+, Oregon, Pennsylvania, and Wisconsin+. Insured and intermediate bond funds are available in selected states.

 **Formerly Growth Stock Fund.

***Formerly International Equity Fund.

  +Closed to new investors effective April 23, 2001.

DELAWARE
INVESTMENTS(SM)
--------------
A member of Lincoln Financial Group(R)






For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Trend Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Trend Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

BOARD OF TRUSTEES                          Thomas F. Madison                           Investment Manager
                                           President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                   MLM Partners, Inc.                          Philadelphia, PA
Chairman                                   Minneapolis, MN
Delaware Investments Family of Funds                                                   International Affiliate
Philadelphia, PA                           Janet L. Yeomans                            Delaware International Advisers Ltd.
                                           Vice President and Treasurer                London, England
Walter P. Babich                           3M Corporation St.
Board Chairman                             Paul, MN                                    National Distributor
Citadel Constructors, Inc.                                                             Delaware Distributors, L.P.
King of Prussia, PA                                                                    Philadelphia, PA

David K. Downes                            AFFILIATED OFFICERS                         Shareholder Servicing, Dividend
President and Chief Executive Officer                                                  Disbursing and Transfer Agent
Delaware Investments Family of Funds       William E. Dodge                            Delaware Service Company, Inc.
Philadelphia, PA                           Executive Vice President and                Philadelphia, PA
                                           Chief Investment Officer, Equity
John H. Durham                             Delaware Investments Family of Funds        2005 Market Street
Private Investor                           Philadelphia, PA                            Philadelphia, PA 19103-7057
Horsham, PA
                                           Jude T. Driscoll
John A. Fry                                Executive Vice President and
Executive Vice President                   Head of Fixed Income
University of Pennsylvania                 Delaware Investments Family of Funds
Philadelphia, PA                           Philadelphia, PA

Anthony D. Knerr                           Richard J. Flannery
Consultant                                 President and Chief Executive Officer
Anthony Knerr & Associates                 Delaware Distributors, L.P.
New York, NY                               Philadelphia, PA

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC



Printed in the USA J7334
(4923)

AR-003 [6/01] CG 8/01